UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 7, 2012

Date of report (Date of earliest event reported)

Wireless Ronin Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 Baker Road, Suite 475

Minnetonka, Minnesota 55345

(Address of principal executive offices, including zip code)

(952) 564-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On June 7, 2012, the shareholders of Wireless Ronin Technologies, Inc. (the “Company”) approved an amendment to the Company’s 2006 Amended and Restated Non-Employee Stock Option Plan to increase the total number of shares for which awards may be granted under such plan from 510,000 to 1,000,000. The terms and conditions of such plan are set forth under the caption “Proposal No. 2 Amendment to Amended and Restated 2006 Non-Employee Director Stock Option Plan” in our Definitive Schedule 14A (Proxy Statement) filed with the Securities and Exchange Commission on April 26, 2012. Such description, which is qualified in its entirety by reference to the Amended and Restated 2006 Non-Employee Director Stock Option Plan at Exhibit 10.1 to this report, is incorporated by reference in response to this Item 5.02.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The Company held its annual meeting of shareholders on June 7, 2012. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

(b) Stephen F. Birke, Gregory T. Barnum, Michael C. Howe, Scott W. Koller, Kent O. Lillemoe, Howard P. Liszt and Ozarslan A. Tangun were elected directors of the Company for the ensuing year and until their successors shall be elected and duly qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Stephen F. Birke	6,228,723	1,184,922	14,401,425
Gregory T. Barnum	5,819,508	1,594,137	14,401,425
Michael C. Howe	6,328,777	1,084,868	14,401,425
Scott W. Koller	6,334,974	1,078,671	14,401,425
Kent O. Lillemoe	6,335,031	1,078,614	14,401,425
Howard P. Liszt	6,317,201	1,096,444	14,401,425
Ozarslan A. Tangun	6,007,336	1,406,309	14,401,425

The proposal to approve the amendment to our Amended and Restated Non-Employee Stock Option Plan was approved. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
5,666,126	1,543,951	203,568	14,401,425

The appointment of Baker Tilly Virchow Krause, LLP as our independent auditors for the year ending December 31, 2012 was ratified. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
21,068,774	687,519	58,777	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2012	Wireless Ronin Technologies, Inc.

	By:	/s/ Scott N. Ross
Scott N. Ross
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10	Amended and Restated 2006 Non-Employee Director Stock Option Plan (incorporated by reference to our Definitive Schedule 14A (Proxy Statement), filed on April 26, 2012 (File No. 001-33169)).